EXHIBIT 99.1




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                                                                    EXHIBIT 99.1


                                     CONSENT


     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.

By:      /s/ Herbert G. Chorbajian
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         Dated:   July 22, 1998
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         Herbert G. Chorbajian

By:
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         Dated:
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         Karen R. Hitchcock